EXHIBIT 99.1



                         GUARANTEED TRADE TRUSTS







                       ---------------------------

                          MASTER TERMS OF TRUST
                       ---------------------------



                                 between

                             CITIBANK, N.A.,
                                as Trustee

                                   and

                      CITICORP NORTH AMERICA, INC.,
                               as Depositor



                      Dated as of November 26, 1997






                          MASTER TERMS OF TRUST

                         GUARANTEED TRADE TRUSTS


            MASTER TERMS OF TRUST dated as of November 26, 1997, between Citibank, N.A., a national banking associa tion, as trustee (the
"Trustee"), and Citicorp North America, Inc., a Delaware corporation (the "Depositor").


                                ARTICLE II

                               Definitions

            Section 2.2 Definitions. As used in the Declaration of Trust of which these Master Terms of Trust are a part, the following terms shall, unless otherwise provided in the Supplement constituting a part of the Declaration, have the following meanings:

            "Advance" shall have the meaning assigned to such term in the Liquidity Agreement, if any.

            "Advance Rate" shall mean the rate of interest borne by outstanding Advances made by the Liquidity Provider as set forth in any applicable Liquidity Agree ment.

            "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Assignment" shall mean the Assignment deliv ered by the Trustee, on behalf of the Trust, to Eximbank as provided in Section 5.5, in substantially the form attached to the Guarantee Agreement.

            "Available Funds" shall have the meaning as signed in Section
5.3(a).

            "Beneficiary" shall have the meaning assigned in Section
8.11.

            "Book-Entry Certificates" shall mean Certificates in book-entry form evidenced by a global Certificate registered in the name of a nominee of DTC or a successor Depository.

            "Borrower" shall have the meaning specified in the Supplement.

            "Borrower Payment Demand" shall mean any written demand, delivered by the Trustee as provided herein, executed by a Responsible Officer of the Trustee and ad dressed to the Borrower, for payment of amounts due and unpaid under the Promissory Notes, in the form of Exhibit B-1 to the Supplement.

            "Borrower Payment Demand Date" shall mean the second Business Day following each Note Payment Date.

            "Business Day" shall mean any day except one on which the Federal Reserve Bank of New York and banks in New York City are closed.

            "Certificate" shall have the meaning specified in the Supplement.

            "Certificate Interest Rate" shall have the meaning specified in the Supplement.

            "Certificate Payment Date" shall have the meaning specified in the Supplement.

            "Certificate Register" shall mean the certificate register maintained pursuant to Section 6.2.

            "Certificate Registrar" shall have the meaning assigned in
Section 6.2.

            "Certificateholder" shall mean the Person in whose name a Certificate is registered on the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to the Declaration, any Certificate owned by the Borrower or any of its Affiliates shall be deemed not to be outstanding and shall not be taken into account in determining wheth er the requisite aggregate Principal Amount necessary to effect any such consent, waiver, request or demand has been obtained. In determining whether the Trustee shall be protected in relying upon any consent, waiver, request or demand of Certificateholders, only Certificates that are registered in the name of the Borrower or any of its Affiliates or which a Responsible Officer of the Trustee actually knows are so owned shall be deemed not outstand ing.

            "Closing Date" shall have the meaning specified in the Supplement.

            "Code" shall mean the Internal Revenue Code of 1986, as in effect from time to time.

            "Credit Agreement" shall have the meaning specified in the Supplement.

            "Commission" shall mean the Securities and Exchange
Commission.

            "Declaration" shall have the meaning specified in the Supplement.

            "Definitive Certificate" shall mean a Certificate in definitive form.

            "Depository" shall mean DTC (as hereinafter defined) or any successor securities depository for the Book-Entry Certificates.

            "DTC" means The Depository Trust Company, a limited-purpose trust company organized under the laws of the State of New York, as Depository.

            "DTC Letter" means the letter of representations executed by the Trustee and the Depositor, on behalf of the Trust, and acknowledged by DTC in the form prescribed by DTC.

            "Eligible Investments" shall mean non-callable non-prepayable bonds, notes, bills or similar obligations (i) issued or guaranteed by the United States of America or an agency or instrumentality thereof or a corporation sponsored thereby (including, without limitation, the Federal Home Loan Banks, the Federal National Mortgage Association and the
Federal Home Loan Mortgage Corporation); (ii) that are either (a) backed by the full faith and credit of the United States of America, (b) rated in the highest long-term debt rating category of each of the Rating Agencies, or (c) rated in the highest short-term debt rating category of each of the Rating Agencies; (iii) purchased from the issuer thereof as principal; and (iv) that mature on or prior to the Business Day immediately preceding the next succeeding Certificate Payment Date.

            "Event of Default" shall have the meaning assigned in the Credit Agreement.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Eximbank" shall mean the Export-Import Bank of the United States, or any successor thereto.

            "Eximbank Payment Account" shall mean the segregated, non-interest-bearing trust account maintained by the Trustee in its trust capacity in the name of the Trust at the Trustee's Principal Corporate Trust Office for the benefit of the Certificateholders and the Liquidity Provider, if any, in respect of any Advance made under the Liquidity Agreement, in accordance with Section 3.6(a)(ii).

            "Eximbank Payment Certificate" shall mean the certificate, in substantially the form of Annex D to the Guarantee Agreement, issued by Eximbank to the Trust in accordance with the Guarantee Agreement upon the occur rence of the Eximbank Payment Event, pursuant to which Eximbank agrees to make timely payments to the Trust of the Guaranteed Amounts due on the Promissory Notes, on each Note Payment Date, until the scheduled maturity thereof.

            "Eximbank Payment Demand" shall mean any written demand, delivered by the Trustee as provided herein, executed by a Responsible Officer of the Trustee and ad dressed to Eximbank, for payment of amounts due and unpaid under the Guarantee, in the form of Exhibit B-2 to the Supplement.

            "Eximbank Payment Demand Date" shall mean, with respect to any Note Payment Date upon which the Borrower fails to pay an installment of principal of or interest on any of the Promissory Notes, the first Business Day occurring on or after the later of (i) the fifteenth (15th) calendar day following the date upon which the Trustee delivered a Borrower Payment Demand to the Borrower and the Guarantor, if any, in accordance with Sections 3.3(a)(ii) and 5.2(a)(i) and (ii) the thirty-first (31st) calendar day following such Note Payment Date.

            "Eximbank Payment Event" shall have the meaning set forth in
Section 5.5.

            "Guaranteed Amounts" shall have the meaning specified in the Guarantee Agreement.

            "Guarantee" shall mean the obligation of Eximbank to make payment on the Promissory Notes as evidenced by the guarantee legend endorsed on each of the Promissory Notes by Eximbank.

            "Guarantee Agreement" shall have the meaning specified in the Supplement.

            "Guarantor" shall have the meaning, if any, specified in the Supplement.

            "Information Request" shall mean an information request from a beneficial owner of a Certificate in substantially the form of Exhibit E to a Supplement.

            "Initial Amount" shall mean (i) for the Promissory Notes, the initial aggregate principal amount of the Promissory Notes, and (ii) for any Certificate, the denomination thereof upon original issuance, which shall be $1,000 or any integral multiple of $1 in excess there of.

            "Interest" shall mean, for any Certificate, an amount payable to the Certificateholder for a six-month Interest Period calculated by multiplying the Principal Balance of such Certificate during such Interest Period by the Certificate Interest Rate and dividing the result by two. Interest on a Certificate for a period of less than six months (without giving effect to any Certificate Payment Date adjustments) shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

            "Interest Period" shall mean, for any Certifi cate, the period from and including the most recent Certificate Payment Date (or, with respect to the Initial Certificate Payment Date, from and including the Closing Date) to but excluding the next succeeding Certificate Payment Date.

            "Interest Portion", on any Certificate Payment Date, shall mean the remaining portion of the Available Funds which represents or is attributable to payment of interest on the Promissory Notes after payment of the Trustee Basic Fee, if any, pursuant to Sections 5.3 and 7.6.

            "Investment Company Act" shall mean the Invest ment Company Act of 1940, as amended.

            "Investment Earnings" shall mean any amounts in the Trust Account or Eximbank Payment Account, as the case may be, which represent earnings on Eligible Investments.

            "Investment Name" shall have the meaning specified in the Supplement.

            "Liquidity Agreement" shall have the meaning specified in the Supplement.

            "Liquidity Provider" shall have the meaning specified in the Supplement.

            "Master Terms of Trust" shall mean these Master Terms of Trust.

            "Note Interest Rate" shall mean, at any time, the then applicable per annum interest rate borne by the Promissory Notes as stated therein.

            "Note Payment Date" shall have the meaning specified in the Supplement.

            "Notice of Drawing" shall have the meaning specified in the Supplement.

            "Opinion of Counsel" shall mean a written opinion of counsel and complying with the requirements of Section 8.10.

            "Paying Agent" shall have the meaning specified in Section
6.2(b).

            "Payment Deficiency" shall mean, with respect to payments on the Promissory Notes in respect of a Note Payment Date, the existence of a positive amount when subtracting (x) all amounts paid by the Borrower in respect of the Promissory Notes on such Note Payment Date from (y) all amounts due on the Promissory Notes on such Note Payment Date.

            "Payment Demand" shall mean a Borrower Payment Demand, an Eximbank Payment Demand or a Preference Pay ment Demand.

            "Percentage Interest" shall mean, with respect to any Certificate, the percentage determined by dividing the Initial Amount of such Certificate by the aggregate Initial Amounts of all Certificates and multiplying such result by 100. The Percentage Interest of any Certificate shall be rounded, if necessary, to the nearest one-hundred thousandth of one percent.

            "Person" shall mean any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

            "Place of Payment" shall mean the place or places designated pursuant to Section 6.2(b) where the final distribution in respect of each Certificate will be made upon presentation and surrender thereof.

            "Preference Payment Demand" shall mean any written demand, delivered by the Trustee as provided herein, executed by a Responsible Officer of the Trustee and addressed to Eximbank, for payment of amounts paid under the Promissory Notes, but rescinded or compelled to be returned, in the form of Exhibit B-3 to the Supplement.

            "Principal" shall mean, when used in reference to a distribution made in respect of a Certificate on any Certificate Payment Date, an amount calculated by multi plying the aggregate amount of principal due and payable on the Promissory Notes on the Note Payment Date immedi ately preceding such Certificate Payment Date by the Percentage Interest represented by such Certificate.

            "Principal Amount" shall mean, for any date with respect to any Certificate, the Principal Balance thereof on such date.

            "Principal Balance" shall mean, for any date, with respect to the Promissory Notes, the Initial Amount of the Promissory Notes reduced by all payments of principal on the Promissory Notes and, with respect to any Certificate, the Initial Amount of such Certificate less all distributions of Principal to the Certificateholder made prior to that date.

            "Principal Corporate Trust Office" shall mean the principal office of the Trustee at which the Trustee administers its trust activities, which office at the date of the making of the Declaration is located at the address set forth in Section 8.4.

            "Promissory Notes" shall have the meaning specified in the Supplement.

            "Rating Agencies" shall have the meaning speci fied in the Supplement.

            "Record Date" shall have the meaning specified in the Supplement.

            "Required Trustee Ratings" shall have the meaning specified in the Supplement.

            "Responsible Officer" shall mean, with respect to the Trustee, any officer within the Principal Corporate Trust Office (or any successor group) of the Trustee including any Vice President, any Assistant Vice President, any Senior Trust Officer, any Trust Officer and also means with respect to a particular matter, any other officer in the Principal Corporate Trust Office to whom such matter is referred because of such officer's knowl edge of, and familiarity with, the particular matter.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Semi-annual Report" shall have the meaning assigned in
Section 4.1.

            "Special Payment Amount" shall have the meaning assigned in
Section 3.7.

            "Special Payment Date" shall have the meaning assigned in
Section 5.3(d).

            "Special Record Date" shall have the meaning assigned in
Section 5.3(d).

            "Special Trustee Payment Date" shall have the meaning assigned in Section 3.7.

            "Subsequent Amounts" shall have the meaning specified in
Section 5.3(b).

            "Supplement" shall mean the supplement executed by the Trustee and the Depositor, which supplement establishes a Trust and incorporates these Master Terms of Trust.

            "Trust" shall have the meaning specified in the Supplement.

            "Trust Account" shall mean the segregated, non-interest-bearing trust account maintained by the Trustee in its trust capacity in the name of the Trust at the Trustee's Principal Corporate Trust Office for the benefit of the Certificateholders and the Liquidity Provider, if any, in respect of any Advance made under the Liquidity Agreement, in accordance with Section 3.6(a)(i).

            "Trust Property" shall mean the Promissory Notes and any Eximbank Payment Certificate, all monies due or to become due with respect to the Promissory Notes or the Eximbank Payment Certificates, all amounts payable with respect to, and all rights under, the Guarantee and the Guarantee Agreement and all monies due or to become due with respect thereto.

            "Trustee" shall mean Citibank, N.A., until any appointment of a successor trustee pursuant to Section 7.8 or any succession described in Section 7.10 and thereafter shall mean the trustee appointed pursuant to Section 7.8 or the successor to the former trustee pursu ant to
Section 7.10, respectively.

            "Trustee Basic Fee" shall have the meaning specified in the Supplement.

            "Trustee's Fees" shall mean the Trustee Basic Fee and the Trustee Supplemental Fee.

            "Trustee Supplemental Fee" shall mean (x) if no Liquidity Agreement has been delivered, an amount payable to the Trustee on each Certificate Payment Date equal to the remaining portion, after distribution to Certificateholders of all amounts then due on the Certificates, of the sum of (i) the amount of interest on any overdue installment of principal or interest received by the Trustee from the Borrower in accordance with the provisions of the Promissory Notes accruing from such Note Payment Date to the date of payment thereof by the Borrower and (ii) the amount of interest on any overdue installment of principal or interest received by the Trustee from Eximbank pursuant to the Guarantee accruing from such Note Payment Date to the related Certificate Payment Date (it being agreed that until the Certificate holders have been paid in full all amounts due on the Certificates on the related Certificate Payment Date, all amounts of interest received from the Borrower or Eximbank pursuant to clause (i) or (ii) of this definition shall be for the benefit of and distributable to the Certificateholders and it being further agreed that with respect to any Certificate Payment Date with respect to which the Trustee has failed to make on a timely basis any Payment Demand pursuant to Section 3.3 or
Section 5.2, the Trustee shall not be entitled to any Trustee Supplemental Fee) and (y) if a Liquidity Agreement has been delivered, $0.

            "Trustee's Fees and Expenses" shall have the meaning assigned in Section 7.6.

            Certain additional capitalized terms shall have the meanings assigned thereto in other provisions hereof. Any term defined both herein and in the Supplement shall have the meaning specified in the Supplement.

            All references herein to Articles or Sections shall be to the Articles or Sections of these Master Terms unless such Article or Section shall appear in the Supplement, in which event such reference shall be to the Article or Section as it appears in the Supplement.

            Section 1.2 Assumptions Regarding the Promis sory Notes. For purposes of determining the Principal, Interest, Note Payment Dates, Guaranteed Amounts, any amounts payable to the Certificateholders and the Trustee and any other amounts calculated on the basis of the Promissory Notes and the terms thereof, any such determination shall be made without regard to any tender of the Promissory Notes to Eximbank pursuant to Section 5.2(a)(ii), 5.2(b), 5.2(c) or 5.6 or any acceleration of the Promissory Notes by Eximbank.


                                ARTICLE II

                     Delivery of the Promissory Notes
                       and the Other Trust Property

            Section 2.1 Delivery of the Promissory Notes and the Other Trust Property. On the Closing Date, but subject to satisfaction of the conditions set forth in Section 2.2, the Depositor shall deliver the Promissory Notes to the Trustee, and the Trustee, on behalf of the Trust, shall take and hold the Promissory Notes in trust and the Trustee shall on behalf of the Trust execute and deliver to the Depositor duly authenticated Certificates in a principal amount equal in the aggregate to the Initial Amount of the Promissory Notes and representing 100% of the beneficial interest in the Trust. Such Certificates shall be in authorized denominations. Except as expressly set forth in the Declaration, the acquisition by the Trustee of the Promissory Notes, and the declaration of the Trust under the Declaration, shall not constitute and is not intended to result in an assumption by the Trustee, any Certificateholder or any Liquidity Provider of any obligation of the Borrower, Eximbank or any other Person in connection with the Promissory Notes, the Credit Agreement, the Guarantee or the Guarantee Agreement, or under any agreements or instruments relating to any of them.

            Section 2.2 Conditions to Issuance of Certificates. (a) As a condition to the issuance of the Certificates, the Trustee shall have received, or shall receive simultaneously, with the issuance of the Certificates, on the Closing Date, copies of all of the following legal opinions, which opinions shall be addressed to the Trustee or delivered to the Trustee with a letter stating that the Trustee shall be entitled to rely on such accompanying opinions as if they were addressed to the
Trustee:

                  (i) the opinion of counsel for the Trustee, to the effect set forth in an exhibit to the applicable Supplement;

                  (i1) the opinion of counsel to the Borrower, which counsel shall be admitted to the practice of law in the country of the Borrower, to the effect set forth in an exhibit to the applicable Supplement;

                  (iii) the opinion of special U.S. counsel for the Borrower, to the effect set forth in an exhibit to the applicable Supple ment;

                  (iv) the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special coun sel to the Trust, to the effect set forth in an exhibit to the applicable Supplement;

                  (v) the opinion of the General Counsel of Eximbank, to the effect set forth in an exhibit to the applicable Supplement; and

                  (vi) if the applicable Supplemental requires that a Liquidity Agreement be delivered, an opinion of counsel to the Liquidity Provider to the effect set forth in the applicable Supplement.

                  (b) As a further condition to the issu ance of the Certificates, the following events shall have occurred prior to, or shall occur simultaneously with, the issuance of the Certificates:

                  (i) delivery by the Depositor of the Promissory Notes, with the Guarantee endorsed thereon, to the Trustee on behalf of the Trust;

                  (ii) delivery by the Depositor of a fully executed copy of the Guarantee Agreement and any amendments thereto to the Trustee on behalf of the Trust;

                  (iii) delivery by the Depositor of a fully executed copy of the Credit Agreement and any amendments thereto to the Trustee on behalf of the Trust;

                  (iv) if the applicable Supplement requires that a Liquidity Agreement be de livered, execution and delivery of such Liquidity Agreement by the Liquidity Provider, the Borrower and the Trustee, on behalf of the Trust; and

                  (v) letters from each of the Rating Agencies stating that the Certificates have been rated in the highest rating category of such Rating Agency.

                  (c) Subject to the satisfaction of the foregoing conditions, the Trustee shall on the Closing Date deliver or cause to be delivered to, or upon the written order of, the Depositor duly executed and authen ticated Certificates in authorized denominations equal in the aggregate to the Initial Amount of the Promissory Notes and representing 100% of the beneficial ownership interest in the Trust.

            Section 2.3 Purposes of Trust. Notwithstanding anything to the contrary contained herein, the Trust shall not engage in any activity other than accepting the Promissory Notes and the other Trust Property in accor dance with the Supplement, holding the Promissory Notes and the other Trust Property or, in the event the Eximbank Payment Event occurs, the Eximbank Payment Certificate (or any payments, proceeds or funds in re spect of any thereof), issuing Certificates, agreeing to and accepting the Liquidity Agreement, if any, performing its obligations under the Declaration, the Guarantee Agreement and the Liquidity Agreement, if any, and engaging in other activities related thereto and described or contemplated herein or reasonably incident to any of the foregoing.

            Section 2.4 No Transfer of the Promissory Notes and the Other Trust Property by the Trustee. The Trustee shall not sell, assign, pledge or otherwise transfer the Promissory Notes, the Credit Agreement, the Guarantee, the Guarantee Agreement, the Eximbank Payment Certificate, if any, the Liquidity Agreement, if any, or any interest of the Trust therein, to any Person or Persons, except to Eximbank as provided in
Section 5.5 or to a successor trustee as provided in Section 7.8 or as otherwise permitted in accordance with the Declaration, notwithstanding any default under the Promissory Notes, the Guarantee or the Liquidity Agreement, if any. This Section 2.4 shall not be construed to prohibit transfers of the Certificates.

            Section 2.5 Authority of Trustee. The Trustee is hereby specifically authorized to do the following on behalf of the Trust: if so provided in the applicable Supplement, to acknowledge and agree to the Credit Agreement; if so provided in the applicable Sup plement, to execute and deliver the Guarantee Agreement; to establish and maintain the Trust Account and the Eximbank Payment Account hereunder; to accept delivery of the Promissory Notes and the other Trust Property; if so provided in the applicable Supplement, accept and agree to the Liquidity Agreement, to execute and deliver cer tificates, documents and other written instruments in connection with the creation of the Trust on the Closing Date; to perform all other acts specifically provided for in the Declaration. The Trustee is authorized to execute and deliver any amendments to any of the documents rferred to or contemplated by the preceding sentence; provided, however, the Trustee shall not agree to any amendment of the Promissory Notes or the Credit Agreement, or consent to any deviation from the respective provisions thereof, without the prior written consent of Eximbank and the Liquidity Provider, if any; and provided, further, after the initial issuance of the Certificates, the Trustee shall not agree, without the prior written consent of the holders of 100% of the Certificates, to any amendment of the Promissory Notes, the Credit Agreement, the Guarantee or the Guarantee Agree ment if such amendment would diminish, delay or adversely affect the distributions which would otherwise be made to Certificateholders pursuant to the Declaration (it being understood that, in determining whether any proposed amendment would diminish, delay or adversely affect the distributions which would otherwise be made to Certificateholders pursuant to the Declaration that the Trustee may obtain and conclusively rely upon an Opinion of Coun sel delivered (at the expense of the Person requesting such amendment) pursuant to Section 7.2(c)) or, if such amendment would, in and of itself, result in the reduc tion, qualification or withdrawal of the rating then as signed to the Certificates by either of the Rating Agen cies; and provided, further, no such amendment, without the prior written consent of the holders of 100% of the Certificates, as evidenced by an Opinion of Counsel (delivered at the expense of the Person requesting such amendment), shall cause the Trust to be treated other than as a grantor trust for federal income tax purposes.


                                ARTICLE III

                Additional Obligations of the Trustee

            Section 3.1 General. From time to time hereafter, the Trustee is hereby authorized to perform any acts which are described in the Declaration as obligations of the Trustee, or which are necessary or appropriate for the performance of such obligations, or which are otherwise contemplated herein as acts required of the Trustee.

            Section 3.2 Subsequent to the Closing Date. Following the issuance of the Certificates, the Trustee will, in addition to any other obligations or agreements of the Trustee contained in the Declaration, do the following:

                  (i) prepare and file on behalf of the Depositor with the Commission any information, documents or reports, if any, required by the Exchange Act relating to the Trust and the Depositor hereby appoints the Trustee as its attorney-in-fact for the purpose of making such filings with respect to the Trust; provid ed, however, that the Depositor shall file or cause to be filed with the Commission a Current Report on Form 8-K in connection with the initial issuance of the Certificates;

                  (ii) at the Depositor's written request, provide to the Depositor any information, documents or reports as are in the possession of the Trustee and are required by the Depositor for any filing required to be made by the Depositor with the Commission or applicable state authorities by the Securities Act, the Exchange Act, the Investment Company Act, or any state Blue Sky laws, relating to the Trust, the Credit Agreement, the Promissory Notes, the Guarantee, the Guarantee Agreement, the Certificates, the Liquidity Agreement, if any, or the Percentage Interests represented by the Certif icates;

                  (iii) provide to Eximbank any information reasonably requested by it in the possession of the Trustee concerning the Trust, the Promissory Notes, the Credit Agreement, the Guarantee, the Guarantee Agreement, the Eximbank Payment Certificate, the Certificates, the Certificateholders or the compliance by the Trustee with its obligations hereunder or under any of the other documents referred to herein;

                  (iv) to the extent made available to the Trustee, make generally available to the Certificateholders and to the Representatives (as defined in the Underwriting Agreement) an earning statement or statements of the Trust that satisfies the provisions of Section 11(a) of the Securities Act of 1933, as amend ed, and Rule 158 promulgated thereunder;

                  (v) comply with all obligations of a "Noteholder" contained in the Credit Agreement and the Guarantee Agreement; and

                  (vi) provide to the Depositor copies of filings made by the Trustee pursuant to clause (i) of this Section 3.2 and any correspondence with the Commission with respect thereto.

            The Depositor shall provide to the Trustee a copy of the no-action request made to the Commission on June 21, 1995 seeking relief for the Trusts from certain reporting requirements under the Exchange Act and a copy of the response of the Commission dated June 23, 1995 granting such no-action relief. Notwithstanding any other provision of this Agreement, the Trustee has not assumed, and shall not by its performance hereunder be deemed to have assumed, any of the duties or obligations of the Depositor or any other Person with respect to (a) the registration of the Certificates pursuant to the Securities Act or any state Blue Sky laws, (b) the sale of or the direction to issue the Certificates, or (c) the compliance with the Securities Act, the Investment Company Act or any applicable state or federal securities or other laws (other than the Exchange Act) including with out limitation any requirement to update the registration statement or prospectus relating to the Certificates in order to render the same not materially misleading to investors.

            Section 3.3 Notices by the Trustee to the Borrower, the Guarantor, the Liquidity Provider and Eximbank. (a) The Trustee shall, prior to the Eximbank Payment Event, if on any Note Payment Date a Payment Deficiency exists:

                  (i) if a Liquidity Agreement has been delivered with respect to the related Trust and unless payment in full of all amounts then due and payable on the Promissory Notes has been received by the Trustee prior to such time, no later than 10:30 a.m., New York City time, on such Note Payment Date, the Trustee shall deliver to the Liquidity Provider, if any (with copies to the Borrower and the Guarantor, if any), by telegram, telex, facsimile transmission or hand delivery a Notice of Drawing executed by a Responsible Officer of the Trustee and setting forth the amounts that were due and payable by the Borrower on such Note Pay ment Date and the amounts which the Borrower and the Guarantor, if any, failed to pay as of such Note Payment Date and otherwise complying with the requirements for such Notice of Drawing set forth in the Liquidity Agreement;

                  (ii) unless, prior to the second Business Day following such Note Payment Date, payment in full of all amounts due on the Promissory Notes (other than pursuant to an Advance) has been received by the Trustee , the Trustee shall deliver a Borrower Payment Demand, duly executed by a Responsible Officer of the Trustee and dated the Borrower Payment Demand Date, by telegram, telex, facsimile transmission, air courier or hand delivery to the Borrower, not later than 9:30 a.m., New York City time, on such second Business Day following such Note Payment Date with a copy to the Guarantor, if any, the Liquidity Provider, if any, and Eximbank, setting forth the amounts that were due and payable by the Borrower on such Note Payment Date and the amounts which the Borrower has as of such date failed to pay;

                  (iii) unless, at or prior to 9:30 a.m., New York City time, on the Eximbank Pay ment Demand Date, payment in full of all amounts due on the Promissory Notes (other than pursuant to an Advance) has been received by the Trustee, the Trustee shall file with and deliver to Eximbank an Eximbank Payment Demand, duly executed by a Responsible Officer of the Trustee and dated the Eximbank Payment Demand Date, by hand delivery not later than 5:00 p.m., New York City time, on such Eximbank Payment Demand Date (or, if an Liquidity Agree ment has been delivered, by air courier or hand delivery, not later than 12:00 noon, New York City time, on the Business Day following such Eximbank Payment Demand Date with a copy to the Liquidity Provider), setting forth the amounts that were due and payable by the Borrower on such Note Payment Date and the amounts which the Borrower failed to pay as of such date;

                  (iv) in the event the Trustee receives a payment from the Borrower on the Promissory Notes (other than pursuant to an Advance) at any time after the delivery of an Eximbank Payment Demand with respect to such payment pursuant to Section 3.3(a)(ii), the Trustee shall promptly deliver a notice, exe cuted by a Responsible Officer of the Trustee, by telegram, telex, facsimile transmission (confirmed by telephone) or hand delivery to Eximbank, with a copy to the Guarantor, if any, and the Liquidity Provider, if any, stating that the Borrower made a payment on the Promissory Notes in respect of the immediately pre ceding Note Payment Date and setting forth the date such payment was made and the amount of such payment.

                  (b) The Trustee shall, at or prior to 9:30 a.m., New York City time, on the second Business Day following the day on which the Trustee receives notice that any payment with respect to the Promissory Notes, or any part thereof, received by the Trustee, the Trust, any Certificateholder or the Liquidity Provider, if any, is rescinded or is compelled to be returned by law as the result of the bankruptcy or insolvency of the Borrower or is rescinded or compelled to be returned as a result of any law, regulation or decree applicable to the Borrower, file with and deliver to Eximbank a Preference Payment Demand duly executed by a Responsible Officer of the Trustee and dated the date of such delivery, by hand delivery, setting forth the amounts of such payment that were rescinded or compelled to be returned.

                  (c) If a Notice of Drawing is delivered to the Liquidity Provider by the Trustee pursuant to Section 3.3(a)(i), a copy thereof shall be promptly delivered by the Trustee to the Borrower and the Guarantor, if any. If any Eximbank Payment Demand or Preference Payment Demand is delivered to Eximbank by the Trustee pursuant to
Section 3.3(a)(iii) or 3.3(b), a copy thereof shall be promptly delivered by the Trustee to the Borrower, the Guarantor, if any, and the Liquidity Pro vider, if any.

                  (d) The Trustee shall promptly notify the Certificateholders, the Liquidity Provider, if any, the Borrower and the Guarantor, if any, in the event that Eximbank does not pay any amounts due under the Guarantee in accordance with the terms thereof and, if any failure in the payment of principal or interest in respect of the Certificates occurs and is continuing, the Trustee shall mail to the Certificateholders, the Borrower and the Guarantor, if any, a notice thereof prior to the close of business on the second Business Day following such failure.

                  (e) The Trustee shall promptly notify the Certificateholders, the Borrower and the Guarantor, if any, in the event that the Liquidity Provider, if any, does not pay any amounts due under the Liquidity Agree ment in accordance with the terms thereof.

            Section 3.4 Facilitation of Borrower Payments. The Trustee shall provide the Borrower with any information in its possession reasonably requested by the Borrower to facilitate payment by the Borrower of the Prom issory Notes.

            Section 3.5 Enforcement of Guarantee, the Eximbank Payment Certificate and Liquidity Agreement. The Trustee will, at its own expense, take all necessary steps to state a claim under the Guarantee, the Eximbank Payment Certificate and Liquidity Agreement, if any, and will, at the expense of the Certificateholders, take such other actions as shall be necessary to enforce the Guar antee, the Eximbank Payment Certificate and the Liquidity Agreement, if any, in accordance with their respective terms. The Trustee will provide (i) Eximbank with any information in its possession requested by Eximbank to facilitate payment by Eximbank pursuant to the Guarantee or the Eximbank Payment Certificate and (ii) the Liquidi ty Provider, if any, with any information in its posses sion requested by the Liquidity Provider to facilitate payment by the Liquidity Provider pursuant to the Liquid ity Agreement.

            Section 3.6 Maintenance of the Trust Account and the
Eximbank Payment Account. (a) (i) The Trustee shall establish and maintain a trust account (the "Trust Account") as a segregated, non-interest-bearing trust account in its trust capacity for the benefit of the Certificateholders and the Liquidity Provider, if any, which Trust Account shall become part of the corpus of the Trust. The Trustee shall immediately deposit in the Trust Account all payments it receives with respect to the Promissory Notes, but excluding amounts received with respect to the Guarantee or the Eximbank Payment Certificate.

                  (ii) The Trustee shall establish and maintain a trust account (the "Eximbank Payment Account") as a segregated, non-interest-bearing trust account in its trust capacity for the benefit of the Certificate holders and the Liquidity Provider, if any, which Eximbank Payment Account shall become part of the corpus of the Trust. The Trustee shall immediately deposit in the Eximbank Payment Account all amounts it receives from Eximbank with respect to the Guarantee or the Eximbank Payment Certificate.

                  (b) (i) Unless a Liquidity Agreement has been delivered, the Trustee shall invest the amounts re ceived from payments on the Promissory Notes in respect of a Note Payment Date and deposited in the Trust Account in Eligible Investments that mature not later than the Business Day immediately preceding the next succeeding Certificate Payment Date. Any such amounts deposited in the Trust Account shall be invested on the date received in Eligible Investments that bear interest from and including such date, if received in immediately available funds prior to 12:00 noon New York City time on such date, and any such amounts received in immediately avail able funds at or after 12:00 noon New York City time shall be so invested on the next succeeding Business Day. Any returns of principal or earnings on investments of such amounts received by the Trustee prior to the next succeeding Certificate Payment Date shall, to the extent reasonably practicable, be reinvested by the Trustee in accordance with the provisions of this paragraph. Any investments made by the Trustee pursuant to this para graph shall be made through the corporate trust depart ment of the Trustee, shall mature on the Business Day immediately preceding the next succeeding Certificate Payment Date or, if such a maturity date is not reason ably practicable, on the date nearest to and preceding such Certificate Payment Date that is reasonably practicable. The Trustee shall maintain possession of any Eligible Investments which are evidenced by an instrument from the time of purchase until maturity or redemption. Any Eligible Investments which are not evidenced by an instrument shall be maintained in the Investment Name. The Trustee shall not sell, assign or otherwise transfer any Eligible Investment prior to the maturity thereof except to preserve the value of the corpus of the Trust. The Trustee shall not have any liability for losses incurred in connection with investments made in accordance with the terms of this paragraph.

                  (ii) If a Liquidity Agreement has been delivered, amounts held in the Trust Account shall not be invested by the Trustee but shall be held in the Trust Account pending distribution pursuant hereto.

                  (iii) Unless a Liquidity Agreement has been delivered, following an Eximbank Payment Event, the Trustee shall invest all amounts received from Eximbank with respect to the Guarantee or the Eximbank Payment Certificate in respect of such Note Payment Date and deposited in the Eximbank Payment Account in Eligible Investments that mature not later than the Business Day immediately preceding the next succeeding Certificate Payment Date. Any such amounts deposited in the Eximbank Payment Account shall be invested on the date received in Eligible Investments that bear interest from and includ ing such date, if received in immediately available funds prior to 12:00 noon New York City time on such date, and any such amounts received in immediately available funds at or after 12:00 noon New York City time shall be so invested on the next succeeding Business Day. Any re turns of principal or earnings on investments of such amounts received by the Trustee prior to the next succeeding Certificate Payment Date shall, to the extent reasonably practicable, be reinvested by the Trustee in accordance with the provisions of this paragraph. Any investments made by the Trustee pursuant to this para graph shall be made through the corporate trust depart ment of the Trustee, shall mature on the next succeeding Certificate Payment Date or, if such a maturity date is not reasonably practicable, on the date nearest to and preceding such Certificate Payment Date that is reasonably practicable. The Trustee shall maintain possession of any Eligible Investments which are evidenced by an instrument from the time of purchase until maturity or redemption. Any Eligible Investments which are not evidenced by an instrument shall be maintained in the Investment Name. The Trustee shall not sell, assign or otherwise transfer any Eligible Investment prior to the maturity thereof except to preserve the value of the corpus of the Trust. In making investments pursuant to this paragraph, the Trustee shall verify the validity of the instruments purchased, the absence of liens thereon and the conveyance of good title thereto. The Trustee shall not have any liability for losses incurred in connection with investments made in accordance with the terms of this paragraph.

                  (iv) If a Liquidity Agreement has been delivered, following an Eximbank Payment Event, any amounts deposited in the Eximbank Payment Account shall not be invested by the Trustee but shall be held in the Eximbank Payment Account pending distribution to the Certificateholders or the Liquidity Provider.

                  (c) Unless a Liquidity Agreement has been delivered, if the funds in the Trust Account have been invested pursuant to Section 3.6(b)(i), at the time the Trustee distributes Available Funds in accordance with Section 5.3(a), the Trustee will distribute to the Borrower (at such account at such bank as the Borrower shall specify to the Trustee in writing) any amounts in the Trust Account which represent Investment Earnings, and all such Investment Earnings, as they are earned and accumulated, subject to the following two sentences, shall be deemed to be held in escrow by the Trustee for the benefit of the Borrower and at no time shall such Investment Earnings be deemed to be held in trust for the benefit of Certificateholders. No such Investment Earnings amounts shall be distributed to the Borrower, if at the time of the proposed distribution (i) a delinquency in payment under the Promissory Notes or an Event of Default consisting of a payment default shall have oc curred and be continuing or (ii) a delinquency in payment of the Trustee Fees and Expenses shall have occurred and be continuing. Any amounts so withheld from the Borrower shall be applied by the Trustee to the payment of any overdue Trustee Fees and Expenses and the remainder, if any, shall be retained by the Trustee in the Trust Ac count until (i) such delinquency in payment under the Promissory Notes or Event of Default consisting of a payment default shall have been cured or the Certificates have matured and all amounts due on the Certificates have been paid in full, in which event such amounts will be distributed to the Borrower, or (ii) the Trustee is directed to distribute such funds by a court of competent jurisdiction.

                  (d) Unless a Liquidity Agreement has been delivered, if the funds in the Eximbank Payment Account have been invested pursuant to
Section 3.6(b)(iii), at all times after the occurrence of an Eximbank Payment Event, at the time the Trustee distributes Available Funds in accordance with
Section 5.3(a), the Trustee will, to the extent of then due and unpaid Trustee's Fees and Expenses, retain for its own account any amounts in the Eximbank Payment Account which represent Investment Earnings and shall distribute all amounts of such Invest ment Earnings remaining after such retention by the Trustee to Eximbank at such account as Eximbank shall specify to the Trustee in writing. All such Investment Earnings, as they are earned and accumulated, shall be deemed to be held in escrow by the Trustee for the benefit of Eximbank and the Trustee and at no time shall such Investment Earnings be deemed to be held in trust for the benefit of Certificateholders.

            Unless a Liquidity Agreement has been delivered, the Trustee hereby agrees that, even if on any date the amount of Investment Earnings available to the Trust ee pursuant to this Section is insufficient to pay the then due and payable Trustee's Fee and Expenses, the Trustee shall have no claim against the Certificatehold ers or any other funds received or held by the Trust for payment of its Trustee's Fee and Expenses. However, the obligation of the Borrower pursuant to any agreement between the Trustee and the Borrower providing for the payment of such due and unpaid portion of the Trustee's Fee and Expenses shall remain outstanding and in full force and effect at all times until such amounts are paid in full.

            Section 3.7 Trustee Obligation (a) Upon Failure to Deliver Payment Demand. (a) Notwithstanding any other provision herein, if the Trustee shall fail (x) to file with and deliver to Eximbank an Eximbank Payment Demand and related documents as provided in Sections 3.3(a)(iii), 3.3(b), 5.2(a)(ii) and 5.5 by a date which is 150 days following the Note Payment Date to which such Eximbank Payment Demand relates or (y) to deliver to the Borrower and the Guarantor, if any, a Borrower Payment Demand as provided in Sections 3.3(a)(ii) and 5.2(a)(i) by a date which is 15 days prior to such 150th day, the Trustee, in its individual capacity and not out of the assets of the Trust, shall pay to the Trust, on the 151st day (or, if such 151st day is not a Business day, on the next succeeding Business Day) (the "Special Trustee Payment Date"), an amount equal to the sum of (i) the amount payable on the Promissory Notes with respect to the related Note Payment Date, plus (ii) (x) if any accrued interest on an Advance at the Advance Rate has not been paid to the Liquidity Provider, such accrued interest at the Advance Rate from and including such Note Payment Date to, but not including, the date of payment by the Trustee pursuant to this Section 3.7(a) or (y) interest on such Promissory Notes, from and excluding the related Certificate Payment Date, through and including the date on which such funds are distributed to Certifi cateholders, at the Certificate Interest Rate, less any amounts paid on the Promissory Notes in respect of such Note Payment Date prior to such Special Trustee Payment Date (other than pursuant to an Advance). The Trustee shall deposit any Special Payment Amount which is payable pursuant to this Section 3.7 in immediately available funds into the Trust Account on the related Special Trustee Payment Date. Upon such deposit, the Trustee shall establish a Special Record Date and a Special Payment Date in accordance with Section 5.3(d). On such Special Payment Date the Trustee shall distribute the Special Payment Amount to Certificateholders as provided herein.

                  (b) The obligation of the Trustee to pay the Special Payment Amount shall be absolute, unconditional and irrevocable and such amount shall be payable on the related Special Trustee Payment Date without the need for any notice or demand. Notwithstanding the foregoing, if the Trustee shall fail to pay any required Special Payment Amount on the related Special Trustee Payment Date, any Certificateholder or the Liquidity Provider, if any, may give the Trustee notice of such failure, and such amount shall be payable promptly upon receipt of such notice.


                               ARTICLE IV

                                 Reports

            Section 4.1 Reports to Certificateholders. (a) On or before the tenth Business Day following each Certificate Payment Date, the Trustee shall supply to each holder of Certificates (with a copy to the Borrower) a semi-annual report in substantially the form attached as Exhibit D to the related Supplement (a "Semi-Annual Report") which shall include the following information, as of such Certificate Payment Date, with respect to the distribution by the Trust:

                  (i) the aggregate amounts of Principal, if any, and Interest distributed to the Certificateholders;

                  (ii) the aggregate Principal Balance of the Certificates outstanding after such distribution; and

                  (iii) if the amounts referred to in (i) above are less than the amounts of prin cipal and interest paid on the Promissory Notes or the Eximbank Payment Certificate on the related Note Payment Date (whether as a result of a withholding tax of the country of the Borrower or through which payments were made which has not been grossed-up or otherwise), the amount of any such difference and the reason or reasons therefor (as determined on the basis of information provided to the Trustee by the Borrower or Eximbank or otherwise actually known by a Responsible Officer of the Trustee); and

                  (iv) any additional information that the Trustee elects to include in the SemiAnnual Report in order to satisfy requirements, if any, under the Exchange Act, as then in effect, with respect to the mailing of periodic reports to Certificateholders.

            The Semi-Annual Report shall also state that neither a delinquency in payment under the Promissory Notes, the Liquidity Agreement, if any, the Guarantee or the Eximbank Payment Certificate nor any Event of Default actually known to a Responsible Officer of the Trustee has occurred and is continuing or, if such event has occurred and is continuing, shall specify the event and its status and the amount, if any, paid or payable under the Guarantee. A copy of each Semi-Annual Report shall be sent by the Trustee to each of the Rating Agencies that then maintains a rating for the Certificates.

                  (b) The fiscal year of the Trust shall be a calendar year. Within the period of time specified in the Code or in the regulations promulgated thereunder for federal income tax reporting purposes after the end of each calendar year during the term of the Declaration, the Trustee shall prepare and mail to each Certificate holder a report setting forth the amounts distributed to such Certificateholder and such other information as is reasonably necessary for the preparation of such Certificateholder's federal income tax returns for such calendar year or, in the event such person was a Certificateholder for only a portion of such calendar year, for the applicable portion of the year. The report required by this subsection
(b) may be combined with one of the Semi-Annual Reports sent by the Trustee to Certificate holders each year pursuant to subsection (a) of this Section.

                  (c) The Trustee will deliver, without charge, copies of each related Semi-Annual Report to any beneficial owner of a Certificate that delivers to it a completed Information Request at the address set forth in Section 8.4.

            Section 4.2 Tax Statements. The Trustee shall promptly prepare and deliver to the appropriate tax authorities copies of any tax filings for the Trust. The Borrower shall provide to the Trustee upon request any information reasonably required by the Trustee in prepar ing such tax filings, including, but not limited to, information with respect to any taxes withheld by the country of the Borrower, or any country through which payments were made, or any taxing authority or political subdivision thereof.

            Section 4.3 Annual Audits. For any year in which an Annual Report on Form 10-K is required to be filed by the Trust with the Commission, the Trustee shall, at the expense of the Borrower, obtain any audit report of independent public accountants required to be filed with such Annual Report.

            Section 4.4 Notices to Rating Agencies. The Trustee will send promptly to each of the Rating Agencies that then maintains a rating for the Certificates, at the address set forth in Section 8.4, (a) a copy of each notice or report provided by the Trustee to the Certifi cateholders under this Article IV and (b) a report in the form of Exhibit F to the related Supplement describing the occurrence of any of the following events:

                  (i) any change in the identity of the Trustee or the Liquidity Provider, if any;

                  (ii) any default by Eximbank in its obligation to make payment pursuant to the Guarantee or any default by the Borrower of its obligation to make payments pursuant to the Promissory Notes or any default by the Liquidity Provider, if any, in its obligation to make Advances pursuant to the Liquidity Agreement;

                  (iii) any amendment to the Declaration, the Promissory Notes, the Credit Agree ment, the Guarantee, the Guarantee
      Agreement or the Liquidity Agreement, if any; and

                  (iv) the giving of any direction by the
      Certificateholders to the Trustee pursuant to Section 7.5(a) that would alter the timing, method or effect of any claim or notice required to be made by the Trustee pursuant to Section 3.3 or 5.2.

            Section 4.5 Reports to the Borrower. If no Liquidity
Agreement has been delivered, on or before the tenth Business Day following each Certificate Payment Date, the Trustee shall supply to the Borrower and the Guarantor, if any, a written report in the form of Exhibit G to the related Supplement including the following information, as of the immediately preceding Certificate Payment Date:

                  (i) The amount(s) and date(s) of deposit by the Trustee to the Trust Account of all payments received by the Trust from the Borrower or the Guarantor, if any, or for the account of the Borrower or the Guarantor, if any, during the period commencing on the first calendar day following the Certificate Payment Date next preceding such Certificate Payment Date and ending on such Certificate Payment Date; and

                  (ii) The aggregate amounts of principal and interest earned for all payments referred to in clause (i) above and deposited in the Trust Account, and invested in Eligible
      Investments during the period commencing on the first calendar day following the Certificate Payment Date next preceding such Certificate Payment Date and ending on such Certificate Payment Date.


                                ARTICLE V

                          Payment and Collection

            Section 5.1 Receipt of Payments. With respect to any Note Payment Date, the Trustee shall:

                  (i) deposit in the Trust Ac count the amounts, if any, received from or on behalf of the Borrower or the Guarantor, if any, on the Promissory Notes, and, if no Li quidity Agreement has been delivered, invest such amounts in Eligible Investments for the benefit of the Borrower in accordance with Section 3.6(b)(i);

                  (ii) deposit in the Trust Ac count the amounts, if any, received from the Liquidity Provider, if any, under the Liquidity Agreement;

                  (iii) deposit in the Eximbank Payment Account the amounts, if any, received from Eximbank on the Guarantee or the Eximbank Payment Certificate;

                  (iv) deposit in the Eximbank Payment Account the amounts, if any, received from the Trustee pursuant to Section 3.7; and

                  (v) apply the amounts referred to in clauses (i), (ii),
      (iii) and (iv) above on the next succeeding Certificate Payment Date in the manner specified in Section 5.3.

            Section 5.2 Occurrence of Payment Deficiency. (a) With respect to any Note Payment Date prior to the Eximbank Payment Event upon which there shall have occurred a Payment Deficiency:

                  (i) if a Liquidity Agreement has been delivered with respect to the related Trust and if no Eximbank Payment Event shall have occurred, no later than 10:30 a.m., New York City time, on the Note Payment Date upon which there shall have occurred a Payment Defi ciency, the Trustee shall deliver to the Li quidity Provider (with copies to the Borrower and the Guarantor, if any) by telegram, telex, facsimile transmission or hand delivery a Notice of Drawing executed by a Responsible Offi cer of the Trustee and setting forth the amounts that were due and payable by the Bor rower and the Guarantor, if any, on such Note Payment Date and the amounts which the Borrower and the Guarantor, if any, failed to pay as of such Note Payment Date and otherwise complying with the requirements for such Notice of Drawing set forth in the Liquidity Agreement and to take such other actions as may be required to make a claim on and to enforce payment from the Liquidity Provider under the Liquidity Agreement;

                  (ii) no later than 9:30 a.m., New York City time, on the second Business Day following such Note Payment Date upon which there shall have occurred a Payment Deficiency, unless prior thereto the Trustee shall have received payment in full of all amounts due on the Promissory Notes (other than pursuant to an Advance), the Trustee shall deliver to the Bor rower a Borrower Payment Demand, with copies to the Guarantor, if any, the Liquidity Provider, if any, and Eximbank, as set forth in Section 3.3(a)(ii);

                  (iii) unless on or before 9:30 a.m., New York City time, on the Eximbank Pay ment Demand Date payment of all amounts due on the Promissory Notes shall have been received in full (other than pursuant to an Advance), the Trustee shall (A) no later than 5:00 p.m., New York City time on such Eximbank Payment Demand Date (or, if a Liquidity Agreement has been delivered, 12:00 p.m., New York City time, on the Business Day following such Eximbank Payment Demand Date), file with and deliver to Eximbank (with copies to the Liquidity Provid er, if any) an Eximbank Payment Demand as set forth in Section 3.3(a)(iii) and (B) tender to Eximbank the Promissory Notes, the Credit Agreement and the Assignment, as set forth in Section 5.5; and

                  (iv) promptly upon receipt thereof, in the event the Trustee receives a payment from the Borrower or Guarantor, if any, on the Promissory Notes following the delivery of an Eximbank Payment Demand with respect to such payment pursuant to Section 3.3(a)(iii), the Trustee shall send a written notice to Eximbank (with a copy to the Liquidity Provid er, if any) in accordance with
      Section 3.3(a)(iv).

                  (b) The Trustee shall, at or prior to 9:30 a.m., New York City time, on the second Business Day following the day on which the Trustee receives notice that any payment with respect to the Promissory Notes, or any part thereof, received by the Trustee, the Trust, any Certificateholder or the Liquidity Provider, if any, is rescinded or is compelled to be returned by law as the result of the bankruptcy or insolvency of the Borrower or the Guarantor, if any, or is rescinded or compelled to be returned as a result of any law, regulation or decree applicable to the Borrower or the Guarantor, if any, file with and deliver to Eximbank a Preference Payment Demand duly executed by a Responsible Officer of the Trustee and dated the date of such delivery, by hand delivery, set ting forth the amounts of such payment that were rescind ed or compelled to be returned, and accompanied by the Promissory Notes and an Assignment, as set forth in Sections 3.3(b) and 5.5.

                  (c) In addition to the foregoing actions and subject to
Section 7.1(d), the Trustee shall have the right but not the obligation, unless payment of all amounts due on the Promissory Notes or under the Guaranty or the Eximbank Payment Certificate have been received in full (other than pursuant to an Advance), to take all action permitted by the Declaration or otherwise permit ted by law to enforce any rights to any payment due from Eximbank pursuant to the Guarantee or the Eximbank Payment Certificate or from the Liquidity Provider, if any, under the Liquidity Agreement, including, if necessary, any action specified in
Section 7.13; provided, however, the failure of the Trustee to take any action to enforce any right under the Guarantee, the Eximbank Payment Certificate or the Liquidity Agreement, if any, shall not constitute a waiver of such right.

            Section 5.3 Disposition of Proceeds of Payments. (a) On each Certificate Payment Date, the Trust ee will apply or cause to be applied all funds on deposit in the Trust Account or the Eximbank Payment Account (collectively, and not including any Investment Earnings (which shall be distributed in accordance with Section 3.6(c)), "Available Funds"), in the following order of distribution:

                  (i) if a Liquidity Agreement has been delivered and the Liquidity Provider shall have made an Advance under the Liquidity Agreement, to the Liquidity Provider an amount equal to all unpaid Advances, together with interest thereon at the Guaranteed Interest Rate;

                  (ii) to the payment of the Trustee Basic Fee, if any, due on such Certifi cate Payment Date;

                  (iii) to the payment of Interest on the Certificates due on such Certificate Payment Date;

                  (iv) to the payment of Principal on the Certificates due on such Certificate Payment Date;

                  (v) if a Liquidity Agreement has been delivered, to Eximbank if there has previously been a payment by Eximbank under the Guarantee unless Eximbank has notified the Trustee that the Borrower has paid to Eximbank all amounts due to Eximbank;

                  (vi) if a Liquidity Agreement has been delivered and the Liquidity Provider shall have made an Advance under the Liquidity Agreement, to the Liquidity Provider an amount equal to all interest on Advances remaining unpaid after giving effect to the distributions pursuant to clause (i) above;

                  (vii) if no Liquidity Agreement has been delivered, to the payment of the Trustee Supplemental Fee to the Trustee;

                  (viii) if no Liquidity Agreement has been delivered, to Eximbank if there has previously been a payment by Eximbank under the Guarantee unless Eximbank has notified the Trustee that the Borrower has paid to Eximbank all amounts due to Eximbank; and

                  (ix) any remaining amount to the Certificateholders which amount shall be treat ed as an additional payment of interest;

provided, however, no Certificate shall have any priority over any other Certificate in order of distribution of Principal or Interest.

                  (b) If a Liquidity Agreement has been delivered, after a failure by the Borrower and Guarantor, if any, on any Note Payment Date to pay in full the principal and interest due on the Promissory Notes, amounts (other than Advances) subsequently received by the Trustee (whether from Eximbank in respect of the Eximbank Guarantee or otherwise) in respect of such defaulted payment (such amounts "Subsequent Amounts") shall be distributed on the Business Day following re ceipt in the following order of priority:

                  (i) if the Liquidity Provider shall have made an Advance under the Liquidity Agreement, to the Liquidity Provider an amount equal to all unpaid Advances, together with interest thereon at the Guaranteed Interest Rate;

                  (ii) to the payment of the Trustee Basic Fee, if any, due and unpaid on such date of distribution;

                  (iii) to the Certificateholders of record as of the date of distribution (with out priority of any Certificate over any other Certificate) under this Section 5.3(b) to the payment of Interest on the Certificates due and unpaid on such date of distribution;

                  (iv) to the Certificateholders of record as of the date of distribution (with out priority of any Certificate over any other Certificate) under this Section 5.3(b) to the payment of Principal on the Certificates due and unpaid on such date of distribution;

                  (v) to Eximbank if there has previously been a payment by Eximbank under the Guarantee unless Eximbank has notified the Trustee that the Borrower has paid to Eximbank all amounts due to Eximbank;

                  (vi) to the Liquidity Provider an amount equal to all interest on Advances remaining unpaid after giving effect to the distributions pursuant to clause (i) above; and

                  (vii) to the Certificateholders of record as of the date of distribution (with out priority of any Certificate over any other Certificate) under this Section 5.3(b) any remaining portion of such Subsequent Amount.

                  (c) All payments to holders of the Certificates shall be made by the Trustee by check mailed to each such holder of record on the relevant Record Date at the address appearing on the Certificate Register, except that payments on Certificates having denominations of $5,000,000 or more will be made by the Trustee by wire transfer at the expense of the Borrower, if so instructed by the Certificateholder, provided that the Trustee receives the necessary wire transfer instructions from the Certificateholder no later than the close of business at the Principal Corporate Trust Office on the second Business
Day next preceding the applicable Certificate Payment Date. Notwithstanding the foregoing, the final payment on each Certificate shall be made only against presentation and surrender of the Certificate at a Place of Payment.

                  (d) If at any time (x) the Liquidity Provider shall have received an amount equal to all unpaid Advances, together with interest thereon at the Guaran teed Interest Rate and the Trustee shall have received an amount equal to the entire due and unpaid Trustee Basis Fee, if any, but (y) the Certificateholders shall not have received all amounts due on the Certificates on the most recent Certificate Payment
Date and all prior Cer tificate Payment Dates, the Trustee shall, in accordance with the following provisions of this subsection (d), distribute to the Certificateholders, to the extent available, any delinquent payments of principal on the Promissory Notes (and any amount of interest earned thereon) and any delinquent payments of interest on the Promissory Notes (and, to the extent permitted by law, any amounts of interest earned thereon at the Note Inter est Rate), such distribution not to exceed (i) the amount then overdue on the Certificates plus (ii) an amount equal to the overdue Principal multiplied by the Note Interest Rate (calculated on the basis of a 360-day year and actual days elapsed) from and including the date due to but excluding the Special Payment Date referred to below. If all amounts described in the foregoing sen tence are paid in full to the Trustee and to the Certifi cateholders on a Special Payment Date, then any addition al amounts held by the Trustee shall be distributed in accordance with Section 5.3(a). When delinquent payments of interest or principal on the Promissory Notes, or payments of interest on any such payments, are received from the Borrower, the Guarantor, Eximbank or the Liquid ity Provider by the Trustee, if the Trustee is required to distribute such payments to Certificateholders pursu ant to this subsection (d), the Trustee will establish a special payment date (a "Special Payment Date") and a special record date (a "Special Record Date"). The Special Payment Date will be the tenth
Business Day following such receipt of payment by the Trustee and the Special Record Date will be the fifth Business Day pre ceding the Special Payment Date. On the Business Day next following receipt by the Trustee of the aforesaid payment by the Borrower, the Guarantor, Eximbank or the Liquidity Provider, the Trustee will send a notice to all Certificateholders informing them of the Special Payment Date, the Special Record Date and the amount of the payments that will be made to the Certificateholders on the Special Payment Date.

                  (e) The right of any Certificateholder to receive distributions of payments on a Certificate pursu ant to the Declaration when due or to direct the Trustee to bring suit for the enforcement of any such payment on or after the date when due shall not be impaired or affected without the consent of such Certificateholder.

                  (f) All distributions by the Trustee to holders of the Certificates shall be made pro rata to each such holder on the basis of the respective Percent age Interests of the Certificates held by such holder.

            Section 5.4 Extraneous Payments. (a) In the event that the Trustee receives funds in respect of a Promissory Note payment which has already been made and distributed in accordance with Section 5.3(a), the Trust ee shall, subject to subsections (b) and (c) of this Sec tion 5.4 and any claims made by Eximbank pursuant to the Guarantee Agreement and the Liquidity Provider, if any, pursuant to the Liquidity Agreement, promptly return such funds to the source or sources from which received and will not deposit such funds in the Trust Account.

                  (b) Subject to Section 5.4(c) and follow ing the Eximbank Payment Event, in the event the Trustee receives funds from or on behalf of the Borrower or the Guarantor in respect of a payment with respect to the Promissory Notes, the Trustee shall promptly pay over such funds to Eximbank and shall not deposit such funds in the Trust Account.

            (c) Notwithstanding anything to the contrary contained in subsections (a) and (b) above or any other provision hereof, if (i) a Liquidity Agreement has been delivered with respect to the related Trust,
(ii) no amounts are at the time due and owing to the Certificateholders,
(iii) an Advance, together with interest thereon at the Advance Rate, has not been repaid to the Liquidity Provider and (iv) the Trustee receives funds from or on behalf of the Borrower, the Guarantor, if any, or Eximbank in respect of the Promissory Notes or the Trustee makes a payment pursuant to Section 3.7, the Trustee shall promptly pay over such funds to the Li quidity Provider to the extent of such outstanding Ad vance and such interest thereon at the Advance Rate and shall not deposit such funds in the Trust Account or the Eximbank Payment Account.

            Section 5.5 Tender of Promissory Notes to Eximbank. Simultaneously with the delivery to Eximbank of any Eximbank Payment Demand by the Trustee pursuant to Sections 3.3(a)(iii), 3.3(b), 5.2(a)(iii) and 5.2(b) on the Eximbank Payment Demand Date in accordance with the terms of the Guarantee Agreement, the Trustee shall tender to Eximbank the Promissory Notes and the Assign ment, executed by the Trustee, on behalf of the Trust, and dated the Eximbank Payment Demand Date (such tender to Eximbank of an Eximbank Payment Demand together with the Promissory Notes and the Assignment is referred to as the "Eximbank Payment Event"), in exchange for the issu ance by Eximbank to the Trust of the Eximbank Payment Certificate, which is required by the Guarantee Agreement to be delivered by Eximbank to the Trustee for the bene fit of the Certificateholders and the Liquidity Provider, if any, within five Business Days thereof.

            Section 5.6 Accelerated Promissory Notes. In the event that the Promissory Notes are accelerated by Eximbank pursuant to the Credit Agreement and the Trustee shall thereafter receive any payment of such accelerated amount or portion thereof from or on behalf of the Borrower (other than from Eximbank pursuant to the Guarantee or the Guarantee Agreement), the Trustee shall no later than the Business Day following such receipt (i) notify Eximbank, (ii) transmit all of such funds to Eximbank in the form received and (iii) deliver to Eximbank the Promissory Notes and an Assignment thereof.


                               ARTICLE VI

                             The Certificates

            Section 6.1 The Certificates. The Certifi cates shall be issued in fully registered form, in the form or substantially the form of Exhibit A to the Supplement. Each Certificate shall be denominated in an Initial Amount of $1,000 or a multiple of $1 in excess thereof. The Certificates shall be executed by the Trustee on behalf of the Trust by manual or facsimile signature of a Responsible Officer. Each Certificate shall be authenticated by the Trustee on behalf of the Trust by the manual signature of a Responsible Officer. The Trustee shall deliver the Certificates that are issued on original issuance to the Underwriters upon the satisfaction of the conditions set forth in Section 2.2. Certificates bearing the signatures of individuals who were the authorized signatories of the Trustee at the time of execution of those Certificates shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices or positions prior to the delivery of such Certificates.

            Section 6.2 Registration of Transfer and Exchange of Certificates. (a) The Trustee shall main tain, in the Borough of Manhattan, The City and State of New York, and, at its discretion, at any other location, an office or agency for the registration of Certificates and of transfers and exchanges of Certificates in a Certificate Register as herein provided. Any such office or agency is referred to in this Agreement as the "Cer tificate Registrar"; provided, however, the Trustee shall not be relieved of any of its duties under the Declara tion by reason of such designation. The Trustee shall serve as Certificate Registrar, unless it shall resign or be removed pursuant to Section 7.8. The Trustee shall register the Certificates and shall effect transfers and exchanges of the Certificates as provided in the Declaration. The Trustee shall give prompt written notice to the Borrower and the Certificateholders of any change in the location of the Certificate Register or the appoint ment of any other Certificate Registrar.

            (b) Unless it shall resign or be removed pursuant to Section 7.8, the Trustee shall maintain, in the Borough of Manhattan, The City and State of New York, and, at its discretion, any other location, an office or agency at which the Certificates may be presented or surrendered for final distribution thereon. Each such location is herein referred to as a "Place of Payment." Initially, the Trustee designates its office at 111 Wall Street - 5th Floor, New York, New York 10043 for such purpose. Any such office or agency may make any distri butions in respect of the Certificates at the discretion of the Trustee, and when so acting as a designee of the Trustee is referred to in the Declaration as a "Paying Agent"; provided, however, the Trustee shall not be relieved of any of its duties under the Declaration by reason of such designation.

                  (c) Subject to Section 6.3, upon surrender of any Certificate for registration of transfer at such office, the Certificate Registrar, if other than the Trustee, shall promptly notify the Trustee to execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of authorized denominations, of like tenor, like aggregate Initial Amount and like aggregate Principal Balance, and dated the date of authentication by the Trustee.

                  (d) At the option of a Certificateholder, Definitive Certificates may be exchanged for other Cer tificates of authorized denominations, and of like tenor, like aggregate Initial Amount and like aggregate Principal Balance, upon surrender of the Definitive Certificates to be exchanged at an office or agency maintained therefor.
Whenever any Definitive Certificates are so surrendered for exchange, the Certificate Registrar, if other than the Trustee, shall promptly notify the Trustee, which shall execute, authenticate and deliver the Definitive Certificates which the Certificateholder making the exchange is entitled to receive.

                  (e) Every Definitive Certificate present ed or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or the Certificate Registrar, if other than the Trustee, duly executed by, the holder thereof or his or her attorney duly authorized in writing.

            Section 6.3 No Charge; Disposition of Void Certificates. No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar, if other than the Trustee, may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All cancelled Certificates held by the Trustee or the Certificate Registrar, if other than the Trustee, shall be destroyed by the Trustee.

            Section 6.4 Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee, any authenticating agent or the Certificate Registrar, if other than the Trustee, or if any of them receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to each such party such security or indemnity as they may require to hold themselves and the Trust harmless, then, in the absence of actual notice to a Responsible Officer of the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of an authorized denomina tion, of like tenor, like Initial Amount and like Princi pal Balance. Upon the issuance of any new Certificate under this
Section 6.4, the Certificate Registrar, if other than the Trustee, the Trustee and any authenticat ing agent may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses con nected therewith. Any duplicate Certificate issued pursuant to this Section 6.4 shall constitute complete and indefeasible evidence of ownership of the undivided percentage interest in the Trust, as if originally is sued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

            Section 6.5 Persons Deemed Owners. The ownership of
Certificates shall be proved by the Certifi cate Register maintained by Certificate Registrar pursu ant to the Declaration and neither the Trustee nor the Borrower shall be affected by notice to the contrary.

            Section 6.6 Access to List of Certificate- holders' Names and Addresses. The Trustee will, at the request of any Certificateholder, send communications to all Certificateholders by mail, but the Trustee shall be entitled to all expenses, paid in advance, and an appropriate indemnification from the requesting Certificate holder.

            Section 6.7 Book Entry. Anything in the other provisions of this Declaration to the contrary notwithstanding, it is intended that beneficial ownership of the Certificates be evidenced by book entry. For such purpose, effective as of the Closing Date, the Trustee shall execute and deliver to DTC a single global certifi cate for the Certificates, registered in the name of Cede & Co., DTC's nominee, for deposit with DTC. On or prior to the Closing Date, the Trustee shall enter into the DTC Letter, the terms of which shall take precedence over any provisions in this Declaration to the contrary with respect to the matters to which such terms relate. In the event that at any time when DTC or a successor secu rities depository for the Certificates is acting as securities depository for the Certificates, the Depositor shall determine that the Certificateholders should be able to obtain certificates representing the Certificates notwithstanding that DTC or a successor securities depos itory will continue to act as securities depository, the Depositor shall so notify the Trustee which shall in turn notify DTC or such successor securities depository of the availability of such certificates. In such event, the Trustee shall execute and deliver on behalf of the Trust certificates representing the Certificates to DTC or such successor securities depository for delivery thereof by DTC or such successor securities depository to the Cer tificateholders. At any time during the term of this Declaration, the Trustee shall have the right, upon not less than thirty (30) days' notice to DTC, to remove DTC as securities depository for the Certificates. In such event the Trustee may, but need not, designate a succes sor securities depository for the Certificates, subject to the terms and conditions of this Declaration.


                               ARTICLE VII

                               The Trustee

                  Section 7.1 Duties of Trustee. (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Declara tion. If an Event of Default that is a payment default or any other Event of Default actually known to a Respon sible Officer of the Trustee has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by the Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own af fairs.

                  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of the Declaration, shall examine them to determine whether they conform as to form to the requirements of the Declaration.

                  (c) No provision of the Declaration shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) prior to the time that a Responsible Officer of the Trustee gains actual knowledge of the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be deter mined solely by the express provisions of the Declaration, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in the Declaration, no implied covenants or obli gations shall be read into the Declaration against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee (subject to Section 7.1(b)) may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of the Declaration;

                  (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the per tinent facts; and

                  (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders representing a majority of the aggregate Principal Amount of outstanding Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Declaration.

                  (d) Other than pursuant to Section 3.7, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (e) Whether or not herein expressly so provided, every provision of the Declaration relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provi sions of this Section 7.1.

            Section 7.2 Certain Matters Affecting the Trustee. Subject to
Section 7.1, in its capacity as Trustee:

                  (a) in the administration of the Trust pursuant to this Declaration, the Trustee may, whenever it reasonably deems it is necessary or desirable that a matter be proved or established, request a certificate signed by an authorized offi cer of the Borrower for the purpose of proving or establishing such matter;

                  (b) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, opinions, statements, instruments, reports, notices, requests, consents or other documents furnished to the Trustee and reasonably believed by it to be genuine and to have been signed and presented to it pursuant to the Declaration; but in the case of any such certificates, opinions, statements, instru ments, reports, notices, requests, consents or other documents which by any provisions hereof are spe cifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform as to form as to the requirements of the Declaration;

                  (c) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Coun sel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Declaration, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of the Declaration, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be in curred therein or thereby; provided, however, subject to Section 7.1(d), nothing contained in the Declaration shall relieve the Trustee of the obligations, upon the occurrence and continuance of an Event of Default, to exercise such of the rights and powers vested in it by the Declaration and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                  (e) subject to Section 7.1(b), prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Certificateholders representing 25% or more in Percentage Interest of the Certificates; provided, however, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the reasonable opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of the Declaration, the Trustee may require indemnity satisfactory to the Trustee against such cost, expense or liability as a condition to so proceeding;

                  (f) the Trustee may exercise any of the trusts or powers under the Declaration or perform any duties under the Declaration either directly or by or through agents, attorneys, custodians or nominees;

                  (g) except as otherwise expressly provided in Section 3.7, the Trustee shall not be liable, in its individual capacity, for any action taken, suffered or omitted by it in good faith and believed by it in good faith to be authorized or within the discretion or rights or powers conferred upon it by the Declaration; and

                  (h) the Trustee shall not be charged with actual knowledge of an Event of Default or a default under the Guarantee, the Eximbank Payment Certifi cate or the Liquidity Agreement, if any (other than a failure by the Borrower, the Guarantor, if any, Eximbank or the Liquidity Provider, if any, as the case may be, to make a payment when due under the Promissory Notes, the Guarantee, the Eximbank Pay ment Certificate or the Liquidity Agreement, if any) unless a Responsible Officer of the Trustee at the Principal Corporate Trust Office obtains actual knowledge of such Event of Default or such default or the Trustee receives written notice thereof from the Borrower, Eximbank or a Certificateholder and may in the absence of such notice conclusively presume that no such Event of Default has occurred.

            Section 7.3 Trustee Not Liable for Certificates, etc. (a)
The Trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency of, or as to the accuracy of the recitals, if any, set forth in the Certificates (other than the execution and authentication thereof), the Promissory Notes, the Credit Agreement, the Guarantee, the Guarantee Agreement, or the Liquidity Agreement, if any, or the accuracy of the recitals contained in the Declaration, except that the Trustee hereby represents, warrants and covenants that the Declaration has been and each of such other agreements or documents which contem plates execution thereof by the Trustee has been or will be executed and delivered by a Responsible Officer of the Trustee who is or will be duly authorized to execute and deliver such agreement or document on the Trustee's behalf and that, when so duly authorized, executed and delivered by the Trustee (assuming due authorization, execution and delivery of such other documents by such other parties thereto) the Declaration will constitute a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, liquidation, reorganization, moratorium or other similar laws affecting the enforcement of rights of creditors of national banking associations generally, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) Subject to Section 7.1, if no Event of Default has occurred, the Trustee shall have no re sponsibility or liability for or with respect to the enforcement of the Promissory Notes, the Guarantee or the Liquidity Agreement, if any. If no default under the Eximbank Payment Certificate has occurred, the Trustee shall have no responsibility or liability for or with respect to the enforcement of the Eximbank Payment Cer tificate. Except for such liability as is finally deter mined to have resulted from the Trustee's negligence or bad faith and, except as otherwise provided in Section 3.7, (i) no recourse shall be had for any claim based on any provision of the Declaration, the Certificates, the Promissory Notes, the Credit Agreement, the Guarantee, the Guarantee Agreement or the Liquidity Agreement, if any, against the Trustee in its individual capacity, (ii) the Trustee shall not have any obligation, liability or duty whatsoever, in its individual capacity, to any Certificateholder or any other person with respect to any such claim, and
(iii) any such claim shall be asserted solely against the Trust.

            Section 7.4 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

            Section 7.5 Rights of Certificateholders and Liquidity Provider to Direct Trustee; Limitation of Exercise of Remedies by Certificateholders and Liquidity Provider. (a) Certificateholders representing 25% or more in Percentage Interest of the Certificates and the Liquidity Provider, if any, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee under the Declaration, or exercising any trust power conferred on the Trustee under the Declaration; provided, however, that any direction to the Trustee which would alter the timing, method or effect of any claim or notice required to be made by the Trustee pursuant to Section 3.3 or Section 5.2 shall be given only with the written consent of all of the Certificateholders and the Liquidity Provider, if any; provided, further, subject to Section 7.1, the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken, or if the Trustee in good faith determines that the action so directed would be illegal or would be unduly prejudicial to the rights of Certificateholders or the Liquidity Provider not parties to such direction, or if the Trustee determines in good faith that the action would involve it in personal liability, unless the Trustee shall have been indemnified by such Certificateholders or Liquidity Provider against liability, cost or expense (including counsel fees and expenses) which may be in curred in connection therewith; and provided, further that nothing in the Declaration shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificateholders or a Liquidity Provider or the Declaration.

            (b) Neither a Liquidity Provider nor a Certificateholder may pursue any remedy with respect to the Declaration (including without limitation the initiation of any action, suit or proceeding) or give any Payment Demand unless:

            (1) the Certificateholder gives to the Trustee written notice stating that an Event of Default is continuing;

            (2) such Liquidity Provider or the holders of at least 25% in Percentage Interest of the Certifi cates make a written request to the Trustee to pursue the remedy or give the Payment Demand;

            (3) the Liquidity Provider or Certificateholder or
      Certificateholders, as the case may be, making the written request pursuant to clause (2) above offer to the Trustee reasonable security or indemni ty against any loss, liability or expense;

            (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

            (5) in the case of a written request pursuant to clause (2) above made by Certificateholders, neither the Liquidity Provider nor the holders of at least 25% in Percentage Interest of the Certificates do not give the Trustee a direction inconsistent with the request during such 60-day period.

                  (c) Notwithstanding Section 7.5(b), the Liquidity Provider or any Certificateholder may pursue remedies against the Trustee upon any failure to pay any Special Payment Amount following notice by a Certificate holder pursuant to Section 3.7(b).

                  (d) A Certificateholder may not use the Declaration to prejudice the rights of another Certificateholder or to obtain a preference or priority over another Certificateholder.

            Section 7.6 Trustee's Fees and Expenses. (a) The Trustee shall be entitled to the fees and ex penses and indemnity (the "Trustee's Fees and Expenses") for the following:

                        (i) payment as compensation for all services rendered by it under or as contemplated by the Declaration in its capacity as Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee in an express trust);

                        (ii) as reimbursement to the Trustee and any predecessor Trustee for all expenses, disbursements and advances incurred or made by the Trustee and any predecessor Trustee under or as contemplated by the Decla ration in its capacity as Trustee (including accountant's fees and expenses and fees and ex penses of the Trustee's other agents and counsel); and

                        (iii) as indemnification of the Trustee and any predecessor Trustee for, and to hold it harmless against any loss, liability or expense arising out of or in connection with, the acceptance or administration of the Trust and its duties as Trustee, including the costs and expenses of defending itself against any claim or liability in connection with the exer cise or performance of any of its powers or duties except to the extent attributable to negligence or bad faith on its part;

provided, however, that notwithstanding the foregoing, (a) the Trustee's Fees and Expenses to which the Trustee shall be entitled to shall in no event exceed the Trustee's Fees (except that, if no Liquidity Agreement has been delivered, under the circumstances described in Section 3.6, Investment Earnings to the extent set forth in such Section exceed such Trustee's Fees), and (b) except as expressly provided otherwise in the Declara tion, neither the Trust nor any Certificateholder shall in any event be responsible for the payment to the Trust ee of any amount of Trustee's Fees and Expenses.

                  (b) The Trustee hereby agrees that, if no Liquidity Agreement has been delivered, under the circum stances described in
Section 3.6, the retention by the Trustee of Investment Earnings, if any, to the extent set forth in such Section shall constitute full payment of the Trustee Basic Fee.

            Section 7.7 Eligibility Requirements for Trustee. The
Trustee hereunder shall at all times be a corporation having a corporate trust office in the United States and organized and doing business under the laws of the United States or any state of the United States, authorized under applicable law to exercise corporate trust powers, and having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authorities. Such corporation shall maintain bankers blanket bond or similar insurance coverage against losses arising out of the infidelity of its employees engaged in trust or other fiduciary capacities of the type and in the amount and with the deductibles that are customary for its business and size. If such corporation publishes reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.7, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.7, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.8. Notwithstanding anything to the contrary contained in this Section 7.7, any such corporation shall be a bank or trust company, the securities of which are exempt from registration with the Commission pursuant to Section 3(a)(2) of the Securities Act.

            Section 7.8  Resignation or Removal of Trustee.

                  (a) Subject to the following sentence, the Trustee may at any time resign and be discharged from the Trust by giving written notice thereof to the Borrow er, Eximbank, the Certificate Registrar, if other than the Trustee and the Liquidity Provider, if any. Before such resignation or discharge shall become effective, the Borrower shall appoint, with the consent of Eximbank, a successor Trustee by written instrument, one copy of which instrument shall be delivered to each of the re signing Trustee, the Certificate Registrar, if other than the Trustee, the Borrower, Eximbank, the Liquidity Pro vider, if any, and the successor Trustee. If no succes sor Trustee shall have been so appointed and have accept ed appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or any bona fide Certificateholder may petition any court of compe tent jurisdiction for the appointment of a successor Trustee.

                  (b) If at any time the Trustee shall cease to be eligible with respect to the Trust in accor dance with the provisions of
Section 7.7 and shall fail to resign after written request therefor by the Borrower, the Liquidity Provider, if any, or Certificateholders representing 25% or more in Percentage Interest of the Certificates, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its proper ty shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then the Borrower, with the consent of Eximbank, or any court of competent jurisdiction upon the petition of one or more bona fide Certificateholders, may remove the Trustee. If the Trustee is removed under the authority of the immediately preceding sentences, the Borrower, with the consent of Eximbank, shall promptly appoint a successor Trustee (other than the outgoing Trustee) by written instrument, one copy of which instru ment shall be delivered to each of the Trustee so re moved, the successor Trustee, the Certificate Registrar, if any, Eximbank and the Liquidity Provider, if any. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after a determi nation to remove the Trustee, the Trustee whose removal is sought or any bona fide Certificateholder may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 7.8 shall not become effective until acceptance of appointment by the successor Trustee and transfer of the property of the Trust to the successor Trustee as provided in Section 7.9.

            Section 7.9 Successor Trustee. (a) Any successor Trustee appointed as provided in Section 7.8 shall execute, acknowledge and deliver to the Borrower, Eximbank and to its predecessor Trustee an instrument accepting such appointment under the Declaration and the transfer of the property of the Trust to such successor Trustee and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under the Declaration and with like effect as if origi nally named as Trustee. The predecessor Trustee shall deliver or cause to be delivered to the successor Trustee or its designee the Promissory Notes, the Guarantee, the Guarantee Agreement, the Eximbank Payment Certificate, if any, the Liquidity Agreement, if any, any other Trust property and any related documents and statements held by it under the Declaration, and the Borrower and the prede cessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. In addition, in the event that the related Supplement provides for the payment in full of the fee of the Trustee on the Closing Date, the predecessor Trustee shall pay to the successor Trustee, on the date on which such successor Trustee becomes vested with the rights, powers, duties and obligations of its predecessor under the Declaration, an amount equal to the present value (calculated on the same basis as the payment in full of such trustee fee at the Closing Date and on the basis of a term equal to the period from the date of vesting to the latest Maturity of any of the Promissory Notes) of any unearned portion of the prepaid trustee fee.

                  (b) No successor Trustee shall accept appointment as provided in this Section 7.9 unless at the time of such acceptance (i) such successor Trustee is eligible under the provisions of Section 7.7 and (ii) the securities or deposits of such successor Trustee have the Required Trustee Ratings or each of the Rating Agencies has confirmed in writing that the appointment of such successor Trustee would not adversely affect the ratings then assigned to the Certificates by such Rating Agency.

                  (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 7.9, the successor Trustee shall cause notice of the succession of the Trustee to be mailed to each Certificateholder at its address as shown in the Certificate Register.

                  (d) In addition, no successor Trustee shall accept appointment as provided in this Section 7.9 unless at the time of such acceptance either (i) such successor Trustee is a bank or trust company the securities of which are exempt from registration with the Commission pursuant to Section 3(a)(2) of the Securities Act and such successor Trustee has accepted the obliga tions of the predecessor Trustee pursuant to Section 3.7 or (ii) the predecessor Trustee has retained the abso lute, unconditional and irrevocable obligation pursuant to Section 3.7.

            Section 7.10 Merger or Consolidation of Trustee. Without the execution or filing of any paper or any further act on the part of any of the parties hereto, any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust busi ness of the Trustee, shall be the successor of the Trust ee hereunder, if and only if (i) such corporation shall be eligible under the provisions of Section 7.7 and (ii) the securities or deposits of such corporation have the Required Trustee Ratings or each of the Rating Agencies has confirmed in writing that the service by such corpo ration as Trustee would not adversely affect the ratings then assigned to the Certificates by such Rating Agency. Notwithstanding anything to the contrary contained in this Section 7.10, any such corporation shall be a bank or trust company, the securities of which are exempt from registration with the Commission pursuant to Section 3(a)(2) of the Securities Act.

            Section 7.11 Authenticating Agent. (a) From time to time, the Trustee may appoint one or more authen ticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating Certificates in connection with the issuance, delivery and registration of transfer or exchange of the Certificates. Wherever reference is made in the Declaration to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be an institution meeting the requirements of Section 7.7.

                  (b) Any institution meeting the requirements of Section
7.7 succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trust ee or such authenticating agent.

                  (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent.

                  (d) The Trustee agrees to pay to each authenticating agent from time to time reasonable compen sation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments only pursuant to the provisions of Section 7.6(a).

                  (e) The provisions of Sections 7.1, 7.2, 7.3 and 7.4 shall be applicable to any authenticating agent (other than for its authentication of the Certifi cates).

                  (f) Pursuant to an appointment made under this Section 7.11, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authen tication, an alternate certificate of authentication in substantially the following form:

            This is one of the Certificates described in the within-mentioned Declaration of Trust.

                              [NAME OF AUTHENTICATING AGENT]

                              ------------------------------
                                  as Authenticating Agent
                                     for the Trustee,

                              --------------------------------
                                      Authorized Officer

            Section 7.12 Trustee May Enforce Claims With out Possession of Certificates. All rights of action and claims under the Declaration, the Promissory Notes, the Guarantee, the Guarantee Agreement, the
Eximbank Payment Certificate, if any, or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in the name of the Trustee or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel in con nection with such recovery, be for the equal and ratable benefit of the Certificateholders, with any amount avail able after distribution in full has been made to the Certificateholders to be distributed in accordance with Section 5.3(a).

            Section 7.13 Suits for Enforcement. In case an Event of Default shall occur and be continuing, the Trustee in its discretion may (but shall not be obligated to), subject to the provisions of Section 3.3 and Section 7.5, proceed to protect and enforce its rights and the rights of the Certificateholders and Liquidity Provider, if any, under the Declaration by a suit, action or pro ceeding in equity or at law or otherwise, whether for (i) enforcement of the Credit Agreement, including any cove nants contained therein, (ii) enforcement of the Promis sory Notes, (iii) enforcement of the Guarantee, the Guar antee Agreement and the Eximbank Payment Certificate, (iv) the specific performance of any covenant or agree ment contained in the Declaration, (v) in aid of the execution of any power granted in the Declaration, the Promissory Notes, the Guarantee, the Guarantee Agreement, the Eximbank Payment Certificate, or the Liquidity Agree ment, if any, or (vi) for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee, the Certif icateholders or any Liquidity Provider; provided, howev er, that, unless Eximbank shall have failed to make any payment under the Guarantee or the Eximbank Payment Certificate, the Trustee shall not take any action pursu ant to clauses (i) and (ii) of this sentence without the written consent of Eximbank.

            Section 7.14 Powers of Trustee. Anything in the Declaration to the contrary notwithstanding, (i) the Trustee shall have the legal power to exercise all the rights, powers and privileges of a holder of and as Lender under the Promissory Notes as provided thereunder and under the Guarantee Agreement and the Eximbank Pay ment Certificate, if any,
(ii) in case the Trustee has not received by a date on which distributions are to be made on the Certificates an amount of principal and interest under the Promissory Notes, the Eximbank Payment Certificate or the Liquidity Agreement, if any, suffi cient to make the distributions under clauses (i) and (ii) of Section 5.3(a) on such date, the Trustee may recover judgment in its own name and as trustee of an express trust
(A) against Eximbank for the amount then due and payable under the Guarantee and the Eximbank Payment Certificate, (B) against the Borrower and the Guarantor, if any, if following an Eximbank Payment Event Eximbank fails to make any payment under the Guarantee or the Eximbank Payment Certificate, for the whole amount of principal of, interest on and other amounts payable with respect to the Promissory Notes, and (C) against the Liquidity Provider, if any, for the amount then due and payable under the Liquidity Agreement, and (iii) the Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, the Certificateholders and the Liquidity Provider, if any, allowed in any judi cial proceedings.

            Section 7.15 Waiver of Setoff, Counterclaim. The Trustee, in its capacity as Trustee and as "Noteholder" (as defined in the Credit Agreement) and in its individual capacity with respect to amounts paid under Section 3.7, hereby waives any rights that it may have of set-off or counterclaim with respect to any amounts paid with respect to the Promissory Notes (in cluding any Advance under the Liquidity Agreement), the Credit Agreement or the Guarantee.


                               ARTICLE VIII

                              Miscellaneous

            Section 8.1 Termination. The Declaration shall terminate after the aggregate amount distributed to all Certificateholders hereunder equals the full amount due and payable in respect of all the Certificates in accordance with the terms thereof and any other amounts held by the Trustee have been distributed in accordance with the provisions hereof; provided, however, that the right of the Trustee to the Trustee's Fees and Expenses shall survive termination and provided, further that (i) the Trustee's obligations to file a Preference Payment Demand and to distribute any payments from Eximbank with respect thereto and (ii) the rights of the Liquidity Provider, if any, to receive funds with respect to out standing Advances and interest thereon at the Advance Rate, shall, in each case, survive termination. In no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survi vor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Supplement.

            Section 8.2 Action by Certificateholders. (a) Except as otherwise specifically provided in the Declaration, whenever Certificateholder approval, autho rization, direction, notice, consent, waiver, or other action is required under the Declaration, such direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and shall be binding upon, all Certificateholders if agreed to by Certificateholders representing a majority of the aggre gate Principal Amount of the outstanding Certificates.

                  (b) Any request, demand, authorization, direction, notice, consent, waiver or other action pro vided by the Declaration to be given or taken by Certifi cateholders may be embodied in and evidenced by an in strument in writing executed in one or more counterparts signed by such Certificateholders in person or by an agent or attorney-in-fact duly appointed and authorized in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of the Declaration and (subject to Section 7.1) conclusive in favor of the Trustee if made in the manner provided in this Section 8.2.

                  (c) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every holder of Certificates issued upon the registration of transfer thereof or an exchange therefor or in lieu thereof, whether or not notation of such act is made upon such Certificate.

            Section 8.3 Amendments. (a) Subject to Sec tion 8.3(g) and
Section 8.3(h), the Declaration may be amended from time to time by the Trustee and the Borrow er, without the consent of the Depositor or any of the Certificateholders except as required by Section 8.3(g), to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions with respect to matters or questions arising under the Declaration which shall not be inconsistent with the provisions of the Declaration; provided, that, such action will not, as evidenced by an Opinion of Counsel delivered to the Trustee (at the expense of the Person requesting such action) adversely affect in any material respect the interests of any Certificateholder.

                  (b) Subject to Section 8.3(g) and Section 8.3(h), the Declaration may also be amended from time to time by the Trustee and the Borrower, with the consent of Certificateholders representing at least 25% in Percent age Interest of the Certificates but without the consent of the Depositor, for the purpose of adding any provi sions to or changing in any manner or eliminating any of the provisions of this Declaration or of modifying in any manner the rights of the Certificateholders; provided, however, without the unanimous consent of the Certif icateholders, no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payment on the Promissory Notes, the Guarantee or the Eximbank Payment Certificate or distributions which are required to be made on any Certificate, (ii) reduce in any manner the amount of, or delay the timing of, the Trust's receipt of Advances or any portion thereof, (iii) reduce the aforesaid percentage required to consent to any such amendment or (iv) reduce the aforesaid percent ages required to consent to any such amendment.

                  (c) Promptly after the execution of any amendment or consent pursuant to this Section 8.3, the Trustee shall furnish or cause to be furnished written notification of the substance of such amendment to each Certificateholder, the Depositor, the Borrower, Eximbank, the Liquidity Provider, if any, and the Rating Agencies.

                  (d) If the consent of Certificateholders under this
Section 8.3 is required in connection with a proposed amendment, it shall not be necessary for the Certificateholders to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authori zation of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                  (e) The Trustee may, but shall not be obligated to, enter into any amendment under this Section 8.3 which affects the Trustee's own rights, duties or immunities under the Declaration or otherwise.

                  (f) In connection with any amendment pursuant to this
Section 8.3, the Trustee shall be entitled to receive an Officer's Certificate and an Opinion of Counsel to the effect that such amendment is autho rized or permitted by the Declaration.

                  (g) No amendment or supplement to, and no modification of, the Declaration shall be made unless the Trustee shall have received a statement in writing from each of the Rating Agencies to the effect that the pro posed amendment, supplement or modification will not result in a downgrading or withdrawal of the rating assigned to the Certificates by such Rating Agency, which shall have received no less than 30 days' notice (which notice may be waived by such Rating Agency) of such amendment, supplement or modification; provided, however, the requirement of this Section 8.3(g) shall not apply to any amendment, supplement or modification that does not require the approval of any Certificateholders; and provided, further, the requirement of this
Section 8.3(g) shall not apply to any amendment, supplement or modifica tion that has been unanimously approved by all Certifi cateholders.

                   (h) No amendment or supplement to, and no modification of, the Declaration shall be made unless the Trustee shall have received an Opinion of Counsel to the effect that the proposed amendment, supplement or modifi cation will not cause the Trust to be treated other than as a grantor trust for federal income tax purposes or render any part of the Guarantee ineffective; provided, however, the requirement of this Section 8.3(h) shall not apply to any amendment, supplement or modification that has been unanimously approved by all Certificateholders.

                  (i) Notwithstanding anything to the contrary contained in this Section 8.3, (i) no amendment or supplement to, and no modification of, Sections 3.6(b)(ii) or 3.6(d) shall be made unless the Trustee shall have received the written consent of Eximbank, (ii) the last paragraph of Section 8.4(a) may not be modified, amended or supplemented without the consent of the Trust ee, (iii) no amendment or supplement to, and no modifica tion of, the Declaration shall be made without the con sent of the Depositor if such amendment, supplement or modification would have a material adverse effect on the obligations or liabilities of the Depositor under the Declaration and (iv) if a Liquidity Agreement has been delivered, no amendment or supplement to, and no modifi cation of, the Declaration shall be made without the consent of the Liquidity Provider if such amendment, supplement or modification would have a material adverse effect on the Liquidity Provider, including, without limitation, any adverse effect on the amount and timing of distributions to the Liquidity Provider pursuant to Sections 5.3(b) and 5.4(c).

            Section 8.4 Notices. (a) All communications, notices and demands sent pursuant to the Declaration shall be in writing and shall be deemed to have been duly given if delivered by the specified method of deliv ery, or, if not specified, by telegram, telex, facsimile transmission or hand delivery, to the appropriate addresses set forth in the Supplement. All communications, notices and demands sent pursuant to the immediately preceding sentence shall be deemed to have been given at the time of delivery if delivered by hand or when con firmed by telephone if sent by telex, telecopy or other wire transmission; provided, however, all notices and demands sent pursuant to the Declaration to Eximbank shall not be deemed to have been given unless actually received by Eximbank.

                  (b) All communications and notices pursu ant to the Declaration to a Certificateholder shall be in writing and delivered at or mailed to the address shown in the Certificate Register.

            Section 8.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of the Declaration shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of the Declaration and shall in no way affect the validity or enforceability of the other provisions of the Declaration or of the Certificates or the rights of the holders thereof.

            Section 8.6 Intention of Parties. The parties intend that the Trust be classified (for Federal income tax purposes) as a grantor trust under Subpart E, Part I of Subchapter J of the Code, and not as a trust or association taxable as a corporation or as a partnership. The powers granted and obligations undertaken in the Declaration shall be so construed so as to further such intent.

            Section 8.7 Headings. The headings in the Declaration are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

            Section 8.8 Governing Law. THE DECLARATION AND THE
CERTIFICATES ISSUED PURSUANT TO THE DECLARATION SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            Section 8.9 Limitation on Rights of Certificateholders. The death or incapacity of any Certificate holder shall not operate to terminate the Declaration or the Trust nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust, nor otherwise affect the rights, obligations and liabilities of the Trustee or the Borrower.

            Section 8.10 Statements Required in Certifi cate or Opinion. Each certificate or opinion with re spect to compliance with a condition or covenant provided for in the Declaration shall include:

                        (i) a statement that the person making such certificate or opinion has read such covenant or condition;

                        (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opin ion are based;

                        (iii) a statement that, in the opinion of such person, he has made such exami nation or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                        (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            Section 8.11 Third Party Beneficiary. The provisions of and rights created by the Declaration shall inure to, and are intended for, the benefit of the Cer tificateholders, the Borrower, any Liquidity Provider and the Trustee (collectively, the "Beneficiaries"), each to the extent provided herein, and each Beneficiary shall be deemed to be a third party beneficiary with respect thereto, entitled to enforce directly and in its own name any rights or claims it may have under the Declaration. No provision of the Declaration shall create any rights for or be enforceable by any Person other than a Benefi ciary.


            IN WITNESS WHEREOF, the undersigned have exe cuted this instrument as of the date first above written.


                        CITIBANK, N.A., as Trustee


                        By:_____________________________
                           Title:


                       CITICORP NORTH AMERICA, INC.


                        By:_____________________________
                           Title:



                                ARTICLE I

                               Definitions

Section 1.1 Definitions..............................................  1
Section 1.2 Assumptions Regarding the Promissory Notes............... 11

                                ARTICLE II

                     Delivery of the Promissory Notes
                       and the Other Trust Property

Section 2.1 Delivery of the Promissory Notes and the
            Other Trust Property..................................... 11
Section 2.2 Conditions to Issuance of Certificates................... 12
Section 2.3 Purposes of Trust........................................ 13
Section 2.4 No Transfer of the Promissory Notes and the
            Other Trust Property by the Trustee...................... 14
Section 2.5 Authority of Trustee..................................... 14

                               ARTICLE III

Section 3.1 General.................................................. 15
Section 3.2 Subsequent to the Closing Date........................... 15
Section 3.3 Notices by the Trustee to the Borrower, the
            Guarantor, the Liquidity Provider and
            Eximbank................................................. 17
Section 3.4 Facilitation of Borrower Payments........................ 20
Section 3.5 Enforcement of Guarantee, the Eximbank
                  Payment Certificate and Liquidity
                  Agreement.......................................... 20
Section 3.6 Maintenance of the Trust Account and the
            Eximbank Payment Account................................. 20
Section 3.7 Trustee Obligation Upon Failure to Deliver
            Payment Demand........................................... 24

                                ARTICLE IV

                                 Reports

Section 4.1 Reports to Certificateholders............................ 25
Section 4.2 Tax Statements........................................... 27
Section 4.3 Annual Audits............................................ 27
Section 4.4 Notices to Rating Agencies............................... 27
Section 4.5 Reports to the Borrower.................................. 28

                                ARTICLE V

                          Payment and Collection

Section 5.1 Receipt of Payments...................................... 29
Section 5.2 Occurrence of Payment Deficiency......................... 29
Section 5.3 Disposition of Proceeds of Payments...................... 32
Section 5.4 Extraneous Payments...................................... 35
Section 5.5 Tender of Promissory Notes to Eximbank................... 36
Section 5.6 Accelerated Promissory Notes............................. 36

                                ARTICLE VI

                             The Certificates

Section 6.1 The Certificates......................................... 36
Section 6.2 Registration of Transfer and Exchange of
                  Certificates....................................... 37
Section 6.3 No Charge; Disposition of Void Certificates.............. 38
Section 6.4 Mutilated, Destroyed, Lost or Stolen
                  Certificates....................................... 38
Section 6.5 Persons Deemed Owners.................................... 39
Section 6.6 Access to List of Certificate-holders' Names
            and Addresses............................................ 39
Section 6.7 Book Entry............................................... 39

                               ARTICLE VII

                               The Trustee

Section 7.1 Duties of Trustee........................................ 40
Section 7.2 Certain Matters Affecting the Trustee.................... 42
Section 7.3 Trustee Not Liable for Certificates, etc................. 44
Section 7.4 Trustee May Own Certificates............................. 45
Section 7.5 Rights of Certificateholders and Liquidity
            Provider to Direct Trustee; Limitation of
            Exercise of Remedies by Certificateholders
            and Liquidity Provider................................... 45
Section 7.6 Trustee's Fees and Expenses.............................. 47
Section 7.7 Eligibility Requirements for Trustee..................... 48
Section 7.8 Resignation or Removal of Trustee........................ 48
Section 7.9 Successor Trustee........................................ 50
Section 7.10Merger or Consolidation of Trustee....................... 51
Section 7.11Authenticating Agent..................................... 51
Section 7.12Trustee May Enforce Claims Without Possession
            of Certificates.......................................... 53
Section 7.13Suits for Enforcement.................................... 53
Section 7.14Powers of Trustee........................................ 54
Section 7.15Waiver of Setoff, Counterclaim........................... 54

                               ARTICLE VIII

                              Miscellaneous

Section 8.1 Termination.............................................. 54
Section 8.2 Action by Certificateholders............................. 55
Section 8.3 Amendments............................................... 56
Section 8.4 Notices.................................................. 58
Section 8.5 Severability of Provisions............................... 58
Section 8.6 Intention of Parties..................................... 59
Section 8.7 Headings................................................. 56
Section 8.8 Governing Law............................................ 56
Section 8.9 Limitation on Rights of Certificateholders............... 56
Section 8.10Statements Required in Certificate or
                  Opinion............................................ 56
Section 8.11Third Party Beneficiary.................................. 57